UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. ___)

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☒

Check the appropriate box:

☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6 (e)(2))
☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to § 240.14a-12

CELLU TISSUE HOLDINGS, INC.

(Name of Registrant as Specified In Its Charter)

CLEARWATER PAPER CORPORATION

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

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4)	Date Filed:

Clearwater Paper Corporation Oppenheimer 5 th Annual Industrials Conference September 29, 2010

Forward-Looking Statements
This presentation contains, in addition to historical information, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the proposed merger involving
Clearwater Paper and Cellu Tissue and the transactions related thereto (the “merger”), expected accretion to earnings, the estimated amount of annual synergies resulting from the merger, expected annual revenues of
Clearwater Paper and Cellu Tissue as a combined company following the merger, the benefits of the merger to
Clearwater Paper stockholders, opportunities for growth with existing customers and new customers in new channels, tissue production facilities and the expected timing of closing. Words such as “anticipate,” “expect,” “intend,” “plan,”
“target,” “project,” “believe,” “schedule,” “estimate,” “may,” and similar expressions are intended to identify such forward-looking statements. These forward looking statements are based on management’s current expectations, estimates, assumptions and projections that are subject to change. Our actual results of operations may differ materially from those expressed or implied by the forward-looking statements contained in this presentation. Important factors that could cause or contribute to such differences include the risk factors described in Item 1A of Part I of our
Annual Report on Form 10-K for the year ended December 31, 2009, as well as the following:
•
the closing of the merger may be delayed or may not occur
•
difficulties with the integration process or the realization of the benefits expected from the merger
•
Clearwater Paper's ability to obtain debt financing to fund the acquisition of Cellu Tissue
•
general economic conditions in the regions and industries in which Clearwater Paper and Cellu Tissue operate
•
changes in the cost and availability of wood fiber used in the production of the companies’ products
•
litigation or regulatory matters involving antitrust or other matters that could affect the closing of the transaction
Forward-looking statements contained in this presentation represent management’s views only as of the date of this presentation. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events or otherwise.

ADDITIONAL INFORMATION AND WHERE TO FIND IT
Cellu Tissue intends to file with the SEC a preliminary proxy statement and a definitive proxy statement and other relevant material in connection the merger. The definitive proxy statement will be sent or given to the stockholders of
Cellu Tissue. Before making any voting or investment decision with respect to the merger, investors and stockholders of Cellu Tissue are urged to read the proxy statement and the other relevant material when they become available because they will contain important information about the merger. The proxy statement and other relevant materials
(when they become available), and any other documents filed by Cellu Tissue with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov, at Cellu Tissue’s Investor Relations website at cellutissue.com/investor
(click “SEC filings”) or from Cellu Tissue by contacting Investor Relations by mail at 1855 Lockeway Drive, Suite 501,
Alpharetta, Georgia 30004, Attention: Investor Relations, or by telephone at (707) 407-2164.
PARTICIPANTS IN THE SOLICITATION
Clearwater Paper and Cellu Tissue and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Cellu Tissue stockholders in connection with the merger. Information about Clearwater Paper’s directors and executive officers is set forth in Clearwater Paper’s proxy statement on
Schedule 14A filed with the SEC on March 29, 2010 and its Annual Report on Form 10-K for the year ended
December 31, 2009 filed with the SEC on February 26, 2010. Information about Cellu Tissue’s directors and executive officers is set forth in its proxy statement on Schedule 14A filed with the SEC on June 25, 2010. Additional information regarding the interests of participants in the solicitation of proxies in connection the merger will be included in the proxy statement that Cellu Tissue intends to file with the SEC.

3 Company Overview

Clearwater Paper Overview
Leading manufacturer of private-label consumer tissue and fully-bleached SBS paperboard, with
$1.3 billion in net sales and $165.3 million of Adjusted EBITDA
1
for the last twelve months (LTM)
ending June 30, 2010
Segment Net Sales
2
Segment Adjusted EBITDA
1
Segment Adjusted EBITDA Margin %
1,3
1 See Appendix A: “Financial Detail” for the definitions of Adjusted EBITDA and Segment Adjusted EBITDA as well as the reconciliation to the most comparable GAAP measures.
2 Net sales excludes intersegment net sales and transfers.
3 Segment Adjusted EBITDA margin percentage calculated by dividing Segment Adjusted EBITDA by Segment Net Sales.
% of LTM Net Sales
2
($ in millions)
Pulp &
Paperboard
(PPD)
$759.3
$62.2
3
8.2%
$561.7
$122.9
21.9%
Consumer
Products
(CPD)

$445
$452
$504
$554
$562
$731
$751
$696
$759
$672
2006 2007 2008 2009 LTM 6/30/10
$41
$34
$53
$138
$123
$62
$51
$35
$80
$70
9.0%
8.8%
12.5%
6.0%
13.9%
2006 2007 2008 2009 LTM 6/30/10
5
Financial Track Record
($ in millions)
Adjusted EBITDA
2,3
Net Sales
1
1  Net sales excludes intersegment net sales and transfers.
2  See Appendix A: “Financial Detail” for the definition of Adjusted EBITDA as well as the reconciliation to the most comparable GAAP measure.
3  Clearwater Paper’s total Adjusted EBITDA includes corporate and eliminations.
4  Adjusted EBITDA margin percentage calculated by dividing Adjusted EBITDA by Net Sales.
$1,117
$1,183
$1,255
$1,250
$101
$104
$75
4 Yr Average: $1,201mm
$174
CPD PPD Margin
4
4 Yr Average: $114mm
$1,321
$165

Consumer Products Segment Overview
• Committed to maintaining high-quality
products that match the quality of leading
national brands
• Only U.S. consumer tissue producer that
manufactures solely private label tissue
High-Quality, Premium Products ($ in millions)
Segment EBITDA
1
Net Sales
% Growth: - 1.6% 11.6% 9.8% -
$445
$452
$504
$554
$562
$0
$100
$200
$300
$400
$500
$600
2006 2007 2008 2009 LTM 6/30/10
1  See Appendix A: “Financial Detail” for the definition of Segment EBITDA as well as the reconciliation to the most comparable GAAP measure.
2  Segment EBITDA margin percentage calculated by dividing Segment EBITDA by Segment Net Sales.
% Margin:
2
9.3% 7.5% 10.5% 24.9% 21.9%
$41
$34
$53
$138
$123
$0
$25
$50
$75
$100
$125
$150
2006 2007 2008 2009 LTM 6/30/10

U.S. Tissue Demand (Indexed)
U.S. GDP % Change
140
120
100
80
60
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
(1.0%)
(2.0%)
(3.0%)
100
104
107
113
114
117
119
121
124
124
124
127
129
127
3.7%
4.5%
4.4%
4.8%
4.1%
1.1%
1.8%
2.5%
3.6%
3.1%
2.7%
2.1%
0.4%
(2.4%
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009

Attractive Industry Characteristics -Tissue
30.5%
30.9%
17.8%
13.0%
14.4%
20.2%
Facial tissue Bath tissue Paper towels
2002 2009
Private label tissue market share continues to grow in key products
2
Attractive and stable segment of the paper market
1
Source:  RISI and IRI.
1  Based on converted short tons.
2  Represents market share as a % of sales.

Premier U.S. Private Label Tissue Producer
• Produced approximately 56% of private label tissue products sold in grocery stores in the U.S. in 2009
• Well-positioned to benefit from value-oriented customers shifting to private label products
• Customers include top three national grocery chains
1  IRI Consumer Panel Projections, Consumer Insights Builder.
2  IRI Infoscan, U.S. grocery case sales.
Grocery
Stores
45%
Non-
Grocery
55%
Branded
73%
Private
Label
27%
Other
44%
U.S. Tissue
Market
2009 U.S. At-Home
Tissue Market
1
2009 Grocery Store
Product Mix
2
2009 U.S. Private Label
Grocery Tissue Supplier
2
Clearwater
Paper
56%
Away-
from
Home
33%
At Home
67%

Consumer Products Shelby, NC Expansion
• Building a 70,000 ton TAD paper machine facility and tissue converting lines capable of producing ultra grades of private label tissue products
• Expanding Clearwater Paper’s geographic reach
• Projected returns for this project are approximately twice Clearwater Paper’s cost of capital
• The total cost for the new facilities is expected to be approximately $260-$280 million
• The first two converting lines are expected to begin production during the second half of
2011
• The paper machine is expected to begin production in the second half of 2012

Pulp and Paperboard Segment Overview
• Focus on high-end paperboard products,
such as pharmaceuticals and cosmetics
packaging
– Superior print surfaces and cleanliness for
discriminating domestic and international
markets
– Valued industry consulting
– Effective logistics to meet just-in-time
customer needs
High-Quality, Premium Products ($ in millions)
Segment Adjusted EBITDA
1,2
Net Sales
1
1  Includes Wood Products segment.
2  See Appendix A: “Financial Detail” for the definition of Segment Adjusted EBITDA as well as the reconciliation to the most comparable GAAP measure.
3  Segment Adjusted EBITDA margin percentage calculated by dividing Segment Adjusted EBITDA by segment net sales.
% Margin:
3
10.5% 10.9% 4.7% 7.3% 8.2%
$70
$80
$35
$51
$62
$0
$25
$50
$75
$100
2006 2007 2008 2009 LTM 6/30/10
% Growth: - 8.9% 2.6% (7.3%) -
$672
$731
$751
$696
$759
$0
$250
$500
$750
$1,000
2006 2007 2008 2009 LTM 6/30/10

U.S. Bleached Paperboard Demand (Indexed)²
U.S. Bleached Paperboard Price ($/short ton)³
120
100
80
60
1,200
1,000
800
600
100
99
105
103
108
102
100
100
101
106
108
108
109
108
97
$880
$760
$810
$740
$713
$773
$728
$700
$727
$713
$772
$718
$861
$961
$1,031
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009

Attractive Industry Characteristics – Paperboard
71%
85%
0%
20%
40%
60%
80%
100%
1998 2009
Source:  RISI.
1  Top 5 manufacturers in 1998 were International Paper, Westvaco, Temple-Inland, Georgia-Pacific and Potlatch; Top 5 manufacturers in 2009 were International Paper, MeadWestvaco,
Georgia-Pacific, Clearwater Paper and Evergreen Packaging.
2  Based on tons produced.
3  Average price per short ton of 16 pt. SBS folding carton C1S.
2009 North American Bleached
Paperboard (SBS) Production
Pulp and Paperboard
Capacity
Top 5 Manufacturers
Stable demand for U.S. paperboard products
Georgia Pacific, 12%
Clearwater Paper, 12%
Evergreen Packaging,
12%
Rock-Tenn, 5%
Tembec Paperboard,
3%
Weyerhaeuser, 5%
MeadWestvaco, 24%
International Paper,
25%
Smurfit Stone, 2%
1

Strategically Positioned Pulp & Paperboard Facilities
Facilities positioned to provide broad geographic
reach and cost-efficient transportation points
• Idaho Mill
– Reduced transportation
costs to Asia versus East
Coast competitors
– One of two bleached
paperboard mills in
Western U.S.
– 418,000 tons of bleached
paperboard produced
in 2009
• Arkansas Mill
– Central location reduces freight
costs to Midwest and East Coast
– Most recently built bleached
paperboard mill in North
America
– 317,000 tons of bleached
paperboard produced in 2009
2009 PPD Sales
North
America,
83%
Europe,
1%
Asia,
16%

13 Cellu Tissue Acquisition

Transaction Overview
• On September 16
th
Clearwater Paper announced it agreed to acquire Cellu Tissue
Holdings, Inc. in cash for approximately $502 million
• Price per Cellu Tissue share is $12.00
• Approximately $255 million of Cellu Tissue existing net debt
1
to be retired or
assumed, including the tendering or calling of Cellu Tissue’s existing Senior
Secured Notes
• Concurrent with the merger agreement, Clearwater Paper entered into a
Commitment Letter relating to a $300 million Senior Unsecured Bridge Facility
• Transaction expected to be ultimately financed with $350 million of new Senior
Unsecured Notes and approximately $210 million of cash on hand
• Transaction expected to close in the fourth quarter of 2010
• Customary closing conditions, including Cellu Tissue shareholder approval and Hart-
Scott-Rodino clearance
• Significant shareholder and CEO of Cellu Tissue have executed a voting agreement in support of transaction
1  See Appendix A: “Financial Detail” for the definition of net debt. Cellu Tissue net debt as of May 27, 2010.

Transaction Highlights
• Strengthen position as one of the leading private label tissue manufacturers
• National presence as a papermaker and converter of tissue products with 14 sites throughout North America
• Increased exposure to more stable tissue sector
• Customer growth with existing and new customers
• Immediately accretive to earnings per share before synergies
• Expected annual net cost savings of $15-$20 million to be realized by end of 2012
• Substantial liquidity and conservative leverage profile upon the closing of the acquisition
• Seasoned Clearwater Paper management and operational teams with experienced employees

Strengthening Financial Performance
1  Last twelve months ended June 30, 2010.
2  Last twelve months ended May 27, 2010.
3  Expected net run-rate cost savings of approximately $15-$20 million per annum by end of 2012.
4  Net sales excludes intersegment net sales and transfers.
5  See Appendix A: “Financial Detail” for the definition of Adjusted EBITDA as well as the reconciliation to the most comparable GAAP measure.
6  Adjusted EBITDA margin percentage calculated by dividing Adjusted EBITDA by sales.
($ in Millions)
Clearwater
Paper
1
Cellu Tissue
2
Combined
Clearwater Paper &
Cellu Tissue
Expected Annual
Net Run-Rate
Cost Savings
3
Combined
Clearwater Paper &
Cellu Tissue with
Expected Run-Rate
Cost Savings
LTM Net Sales
4
$1,320.9 $524.5 $1,845.4 - $1,845.4
LTM Adj. EBITDA
5
$165.3 $73.7 $239.0 $15.0 - $20.0 $254.0 - $259.0
Adj. EBITDA Margin %
6
12.5% 14.1% 13.0% - 13.8% - 14.0%
Capacity ('000 TPY):
Tissue Hardroll 225 247 472 - 472
Tissue Converted 213 182 395 - 395

Cost Savings Opportunities
• Freight Cost Minimization
• Pulp Optimization
• SG&A
• Hardroll Integration
• Efficiency Improvements
• Scale Benefits

Expected $15-$20 Million of Annual Net Cost Savings to Be
Realized by End of 2012

Consumer
Products
59%
Pulp &
Paperboard
41%
Tissue
76%
Machine-
Glazed
22%
Foam
2%
Consumer
Products
43%
Pulp &
Paperboard
57%
18
Pro Forma Sales Mix Change
Last Twelve Months (LTM)
1
1 Includes the results of Clearwater Paper for the last twelve months ended June 30, 2010 and includes the results of Cellu Tissue for the last twelve months ended May 27, 2010. Net sales excludes intersegment net sales and transfers.
2 Preliminary classification assumes Cellu Tissue’s total net sales is included in Clearwater Paper’s Consumer Product’s segment.
Acquisition Supports Strategy to Grow the Size and Scope of Consumer
Products Segment
Clearwater Paper
Stand Alone Sales Mix
Cellu Tissue
Stand Alone Sales Mix Pro Forma Sales Mix
$1,321 Million $525 Million $1,845 Million
2

1  Clearwater Paper capacities exclude tissue facility under construction in Shelby, NC expected to have 70,000 tons of annual capacity and converting facility expected to be operational in FY 2012.
2  Excludes Cellu Tissue converting capacity greenfield investment at Oklahoma City, Oklahoma.
3  Excludes foam capacity.
4  MG stands for machine-glazed paper.
19
Strong Geographic Fit
Clearwater Paper Cellu Tissue Complementary Geographic Asset Bases
Bleached Paperboard 765,000 tons
Tissue Hardroll 225,000 tons
Tissue Converting 213,000 tons
Pulp 845,000 tons
Sawmill 205,000 mbf
Clearwater Paper Capacities¹
Clearwater Paper Pulp
Clearwater Paper Sawmill
Clearwater Paper SBS
Cellu Tissue Tissue/MG Hardroll 4
Clearwater Paper Tissue Converting
Clearwater Paper Tissue Hardroll
Cellu Tissue Headquarters
Cellu Tissue Tissue/MG Converting 4
Clearwater Paper Headquarters
Spokane, WA
Corporate Headquarters
Lewiston, ID
Converting Capacity:
102,000 tons
Lewiston, ID (Sawmill)
Capacity: 205,000 mbf
Lewiston, ID (Pulp)
Capacity: 540,000 tons
Lewiston, ID (SBS)
Capacity:
435,000 tons
Lewiston, ID (Tissue)
Capacity: 189,000 tons
Las Vegas, NV (TAD)
Capacity: 36,000 tons
Las Vegas, NV
Converting Capacity:
50,000 tons
Cypress Bend, AR (Pulp)
Capacity: 305,000 tons
Cypress Bend, AR (SBS)
Capacity: 330,000 tons
Elwood, IL
Converting Capacity:
61,000 tons
Wiggins, MS
Capacity: 54,000 tons
Neenah, WI
Capacity:  85,000 tons
Ladysmith, WI
Capacity: 55,000 tons
Oklahoma City, OK
Converting Capacity
East Hartford, CT
Capacity: 29,000 tons
Gouverneur, NY
Capacity: 32,000 tons
Alpharetta, GA
Corporate Headquarters
Thomaston, GA
Converting Capacity
Long Island, NY
Converting Capacity
Shelby, NC (TAD)
Announced Capacity: 70,000 tons
Converting Capacity
Neenah, WI
ConvertingCapacity
Menominee, MI
Capacity: 32,000 tons
St. Catharines, ON (TAD)
Capacity: 45,000 tons
Cellu Tissue Capacities
2,3
Tissue Hardroll 247,000 tons
Tissue Converting 182,000 tons
MG Hardroll 4 85,000 tons
MG Converting 4 13,000 tons

Complementary Customer Base
Consumer Products Segment
National
Grocery
Channel
Cellu Tissue
Customer
Opportunity
Add National
Grocery
Customers
Add Regional
Grocery
Customers
Add Value
Retailers
(mass, disc, dollar)
Broad
Broad
Customer
Customer
Base
Base

CLEARWATER PAPER

Georgia-Pacific
Kimberly-Clark
Procter & Gamble
Cascades
SCA
PF Clearwater Paper
Kruger
Irving
Marcal
Wausau Paper
Tissue Products Tech
Lincoln
First Quality Tissue
Augusta Tissue
Orchids Paper
Erving Paper
Metro Tissue
Great Lakes Tissue
Atlas Paper
Other

30%
17%
16%
7%
6%
5%
4%
2%
2%
2%
1%
1% 1% 1%
1%
1% 0%
0% 0%
4%
0.0%
5.0%
10.0%
15.0%
20.0%
25.0%
30.0%
35.0%
21
2009 North American Tissue Market by Producer
Remaining Manufacturing Base Highly Fragmented
Large Brand Manufacturers
Source:  Equity research.
1  Clearwater Paper tissue hardroll capacity combined with Cellu Tissue tissue hardroll capacity.
1
The Combined Company Will Be the Sixth-Largest Manufacturer in the
North American Tissue Market

Conservative Pro Forma Capitalization
($ in millions)
1 As of June 30, 2010, Clearwater Paper is eligible to borrow under the credit facility at LIBOR plus 2.25%. Availability under the facility was reduced by $1.7 million of outstanding letters of credit as of June 30, 2010.
2 $150.0 million face amount.
3 $234.5 million face amount.
4 See Appendix A: “Financial Detail” for the definitions of Adjusted EBITDA and net debt as well as the reconciliation of Adjusted EBITDA to the most comparable GAAP measures.
5 Clearwater Paper liquidity defined as Cash & Cash equivalents plus availability under the Revolving Credit Facility, which was $113.3 million as of June 30, 2010. Clearwater Paper’s Revolving
Credit Facility of $125 million excludes $50 million accordion feature.
Clearwater
6/30/2010
Cellu Tissue
5/27/2010 Pro Forma
Cash and Short-Term Investments $333.0 $3.2 $ 126.5
Clearwater Paper Revolving Credit Facility
1
- - -
Clearwater Paper Senior Unsecured Notes due 2016
2
148.4 - 148.4
Cellu Tissue Revolving Credit Facility - 8.0 -
Cellu Tissue Senior Secured Notes due 2014
3
- 227.3 -
Cellu Tissue Industrial Revenue Bonds - 16.0 16.0
Clearwater New Senior Unsecured Notes - - 350.0
Total Debt $148.4 $251.3  $514.4
LTM Adjusted EBITDA
4
$165.3 $73.7 $239.0
Liquidity and Credit Statistics
Cash and Short-Term Investments $333.0 $126.5
Available Revolver Amount
1
113.3 113.3
Total Liquidity
5
$446.3 $239.8
Total Debt / LTM Adjusted EBITDA
4
0.9x 2.2x
Net Debt / LTM Adjusted EBITDA
4
N/A 1.6x

23 Appendix A: Financial Detail

Reconciliation of GAAP to Non-GAAP:
Clearwater Paper EBITDA and Adjusted EBITDA
1  See page 27 for definitions of EBITDA and Adjusted EBITDA.
2006 2007 2008 2009 LTM 6/30/10
Net Earnings $20.9  $25.3  $9.7  $182.5  $114.3
Income Tax Provision 12.4  14.1  5.6  93.2  80.7
Interest Expense, Net 13.1  13.0  13.1  15.5  16.9
Depreciation & Amortization 54.3  51.3  47.0  47.4  47.7
EBITDA $100.6  $103.7  $75.4  $338.6  $259.6
Debt Retirement Costs - - - 6.3  -
Alternative Fuel Mixture Tax Credit -- -- -- (170.6) (94.3)
Adjusted EBITDA $100.6  $103.7  $75.4  $174.2  $165.3
($ in millions)
1
1

Reconciliation of GAAP to Non-GAAP:
Clearwater Paper Segment EBITDA and Segment Adjusted EBITDA
($ in millions)
2006  2007  2008  2009  LTM 6/30/10
Consumer Products
Operating Income $25.7  $17.6  $37.3  $122.1  $106.5
Depreciation 15.8  16.3  15.7  16.0  16.4
Segment EBITDA $41.5  $33.9  $53.0  $138.1  $122.9
Pulp & Paperboard
Operating Income $32.2  $45.0  $4.4  $191.9  $127.1
Depreciation 38.0  34.6  30.8  29.9  29.4
Segment EBITDA $70.2  $79.5  $35.3  $221.8  $156.5
Alternative Fuel Mixture Tax Credit -- -- -- (170.6) (94.3)
Segment Adjusted EBITDA $70.2  $79.5  $35.3  $51.1  $62.2
1  See page 27 for definitions of Segment EBITDA and Segment Adjusted EBITDA.
1
1
1
1

Reconciliation of GAAP to Non-GAAP:
Cellu Tissue EBITDA and Adjusted EBITDA
($ in millions)
2008 2009 2010 LTM 5/27/10
Net Earnings $3.7 $6.6 $3.8 $0.1
Interest Expense 19.9 24.7 39.6 40.6
Income Tax Provision (Benefit) (3.9) (0.6) 7.5 2.8
Depreciation & Amortization 24.1 26.5 29.2 29.7
EBITDA $43.8 $57.2 $80.1 $73.2
Accelerated Stock-based Compensation -- -- 1.1 1.1
Mississippi Sales Tax Audit -- 0.3 -- --
Terminated Acquisition Costs 2.1 0.1 -- --
Natural Dam Fire -- -- 0.3 --
Insurance Claim for Wrapper Damage -- -- (0.5) (0.5)
APF Transition and Related Costs -- 0.9 0.4 --
Restatement – Legal / Accounting Fees -- 0.8 -- --
Mill Restructuring 0.2 -- -- --
Whistleblower Investigation 0.4 -- -- --
Adjusted EBITDA $46.6 $59.3 $81.3 $73.7
1  See page 27 for definitions of EBITDA and Adjusted EBITDA.
1
1

Definitions of Non-GAAP Measures
Clearwater Paper Definitions of Non-GAAP Measures
EBITDA is a non-GAAP measure that Clearwater Paper management uses to evaluate the cash generating capacity of Clearwater Paper. The most directly comparable GAAP measure is net earnings.  EBITDA, as defined by Clearwater Paper management, is net earnings adjusted for net interest expense, income taxes, and depreciation and amortization. It should not be considered as an alternative to net earnings computed under
GAAP.
Adjusted EBITDA is a non-GAAP measure that Clearwater Paper management defines as EBITDA adjusted for nonrecurring expenses or income, including debt retirement costs and alternative fuel tax credits.  The most directly comparable GAAP measure is net earnings.  It should not be considered as an alternative to net earnings computed under GAAP.
Segment EBITDA is a non-GAAP measure used by Clearwater Paper management. The most directly comparable GAAP measure is segment operating income. Segment EBITDA, as defined by Clearwater Paper management, is segment operating income adjusted for segment depreciation and amortization. It should not be considered as an alternative to segment operating income computed under GAAP.
Segment Adjusted EBITDA is a non-GAAP measure that Clearwater Paper management defines as Segment EBITDA adjusted for nonrecurring expenses or income, including alternative fuel tax credits. The most directly comparable GAAP measure is segment operating income. It should not be considered as an alternative to segment operating income computed under GAAP.
Net debt is a non-GAAP measure that Clearwater Paper management defines as total debt less cash and cash equivalents.
Cellu Tissue Definitions of Non-GAAP Measures
EBITDA is a non-GAAP measure.  Cellu Tissue management defines EBITDA as earnings before interest expense, income taxes and depreciation and amortization. EBITDA is a supplemental measure of operating performance that does not represent and should not be considered as an alternative to net income or cash flow from operations, as determined under GAAP, and Cellu Tissue’s calculation thereof may not be comparable to that reported by other companies. EBITDA has limitations as an analytical tool and should not be considered in isolation, or as substitutes for analysis of Cellu Tissue’s results as reported under GAAP.
Adjusted EBITDA is a non-GAAP measure. Cellu Tissue management defines Adjusted EBITDA as EBITDA adjusted to reflect the additions and eliminations of specifically identified items.  EBITDA is a supplemental measure of operating performance that does not represent and should not be considered as an alternative to net income or cash flow from operations, as determined under GAAP, and Cellu Tissue’s calculation thereof may not be comparable to that reported by other companies. EBITDA has limitations as an analytical tool and should not be considered in isolation, or as substitutes for analysis of Cellu Tissue’s results as reported under GAAP.
Segment EBITDA is a non-GAAP measure. The most directly comparable GAAP measure is segment income (loss) from operations. Segment
EBITDA is defined as segment income (loss) from operations adjusted for segment depreciation. It should not be considered as an alternative to segment operating income computed under GAAP.